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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 1998


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JULY 1, 1998, PROVIDING FOR THE ISSUANCE OF
           ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1998-OPT1)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)

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       DELAWARE                    333-50153                13-3439681
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(State or Other Jurisdiction      (Commission           (I.R.S. Employer
of Incorporation)                 File Number)          Identification Number)

         Seven World Trade Center
         New York, New York                                      10048
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 783-5659
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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pools

                  On July 29, 1998, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1998-OPT1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 1998 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Bankers Trust Company as trustee (the "Trustee"). The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class CE Certificates," the "Class P Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $365,114,247.23 as of July 1, 1998 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated July 23, 1998 (the "Mortgage Loan Purchase Agreement") among the Depositor, Salomon Brothers Realty Corp. and Option One. The Certificates were sold by the Depositor to Salomon Brothers Inc ("Salomon"), an affiliate of the Depositor, pursuant to an underwriting agreement, dated July 23, 1998 between the Depositor and Salomon.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                  Initial Certificate
Class              Principal Balance               Pass-through Rate
-----              -----------------               -----------------
A                  $            288,440,000.00          Variable
M-1                $             28,296,000.00          Variable
M-2                $             21,907,000.00          Variable
M-3                $             16,430,000.00          Variable
CE                 $             10,040,847.23          Variable
P                  $                    100.00          Variable
R-I                $                    100.00          Variable
R-II               $                    100.00          Variable
R-III              $                    100.00          Variable


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                                       -3-


                  The Certificates, other than the Class CE Certificates and the Class P Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated June 25, 1998, and the Prospectus Supplement, dated July 23, 1998, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                       -4-



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



       Exhibit No.                 Description
       -----------                 -----------

          4.1 Pooling and Servicing Agreement, dated as of July 1, 1998, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Option One Mortgage Corporation as Master Servicer and Bankers Trust Company as Trustee, relating to the Series 1998-OPT1 Certificates.




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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 29, 1998

                                            SALOMON BROTHERS MORTGAGE
                                            SECURITIES VII, INC.


                                            By: /s/ Matthew R. Bollo
                                                -------------------------------
                                            Name:   Matthew R. Bollo
                                            Title:  Assistant Vice President



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                                       -1-


                                INDEX TO EXHIBITS



       Exhibit No.                 Description
       -----------                 -----------
           4.1 Pooling and Servicing Agreement, dated as of July 1, 1998, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Option One Mortgage Corporation as Master Servicer and Bankers Trust Company as Trustee, relating to the Series 1998-OPT1 Certificates.